UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 22, 2006

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                     1-13484                  34-1775913
           --------                     -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


    5845 W. 82nd Street, Suite 102                                  46278
        Indianapolis, Indiana                                     ----------
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 22, 2006, Cohesant Technologies Inc. reported its operating results for the fourth quarter and twelve months ended November 30, 2006. The Press Release is attached hereto as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  Exhibits.

          99.1 - Press Release dated December 22, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COHESANT TECHNOLOGIES INC.


Date: December 22, 2006            By: /s/ Robert W. Pawlak
                                       --------------------
                                       Robert W. Pawlak, Chief Financial Officer